UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2005

BELLACASA PRODUCTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-49707	58-2412118

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1250 Virginia Drive, Suite 1000 Fort Washington, PA	19034

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (267) 419-1237

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)
    [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS

               On April 25, 2005, Kevin Davidson resigned from our Board of Directors. Mr. Davidson advised us that his resignation was caused by time constraints and was not due to any disagreements with Bellacasa Productions, Inc. on any matter related to its operations, policies or practices. In connection with his resignation, Mr. Davidson relinquished his stock options.

               The vacancy on our Board of Directors resulting from the resignation of Mr. Davidson will be filled at a later date.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 25, 2005

Bellacasa Productions, Inc.

Registrant

By:	/s/ Steven Preiss

Steven Preiss President